EXHIBIT 10.71
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
NTC/MICRON CONFIDENTIAL

MASTER AGREEMENT

This MASTER AGREEMENT, is made and entered into as of this 26th day of November, 2008, among Micron Technology, Inc., a Delaware corporation (“Micron”), Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands (“MNL”), Nanya Technology Corporation Nanya Technology Corporation [Translation from Chinese] (“NTC”), a company incorporated under the laws of the Republic of China (“ROC” or “Taiwan”), MeiYa Technology Corporation MeiYa Technology Corporation [Translation from Chinese], a company incorporated under the laws of the ROC (“MeiYa” and, collectively with Micron, MNL and NTC, the “Old JV Parties”), and Inotera Memories, Inc. Inotera Memories Inc. [Translation from Chinese],  a company incorporated under the laws of the ROC (“IMI” and, collectively with Micron, MNL and NTC, the “New JV Parties”).

RECITALS

A. The Old JV Parties entered into certain agreements with each other relating to the ownership, governance and operation of MeiYa and regarding certain business relationships among the Old JV Parties (such agreements, the “MeiYa JV Documents”).

B. In accordance with that certain Share Purchase Agreement, dated October 11, 2008 (the “Qimonda / MNL Share Purchase Agreement”), among Micron, MNL, Qimonda AG, a corporation organized under the laws of Germany (“Qimonda”), and Qimonda Holding B.V., a private limited company organized under the laws of the Netherlands (“Qimonda B.V.”), MNL is acquiring from Qimonda and Qimonda B.V. shares in IMI.

C. After the 2nd Closing (as defined hereinafter), MNL, NTC, MeiYa and IMI intend for IMI to conduct the MeiYa Rollup (as defined hereinafter).

D. Upon the 2nd Closing, the MeiYa Rollup or the MeiYa Dissolution (as defined hereinafter), (1) certain of the MeiYa JV Documents will remain in effect and intact without modification, (2) certain of the MeiYa JV Documents will be amended, (3) certain of the MeiYa JV Documents will be terminated, (4) the New JV Parties will enter into certain agreements relating to the ownership, governance and operations of IMI and regarding certain relationships among the New JV Parties (such agreements, the “IMI JV Documents”) and (5) MeiYa and IMI will enter into certain agreements related to the MeiYa Rollup.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound do hereby agree as follows:

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ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETIVE MATTERS

1.1 Definitions.  In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:

“2nd Closing” shall have the meaning set forth in the Qimonda / MNL Share Purchase Agreement.

“Agreement” means this Master Agreement.

“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“IMI” shall have the meaning set forth in the preamble to this Agreement.

“IMI JV Documents” shall have the meaning set forth in Recital D to this Agreement.

[***]

“JDP Agreement” means that certain Joint Development Program Agreement between NTC and Micron, dated April 21, 2008.

“Lease and License Agreement” means that certain Lease and License Agreement between NTC and MeiYa, dated May 13, 2008.

“Manufacturing Fab Cooperation Agreement” means that certain Manufacturing Fab Cooperation Agreement between Micron and NTC, dated June 6, 2008.

“MeiYa Dissolution” means (a) if the MeiYa Rollup is conducted as a result of clauses (a), (c) or (d) of the definition of “MeiYa Rollup,” the MeiYa Rollup, or (b) if the MeiYa Rollup is conducted as a result of clause (b) of the definition of “MeiYa Rollup,” the subsequent liquidation, dissolution or winding up the affairs of MeiYa.

“MeiYa Joint Venture Agreement” shall have the meaning set forth in Section 4.4(e).

“MeiYa JV Documents” shall have the meaning set forth in Recital A to this Agreement.

[***]

“MeiYa Rollup” means the first to occur of the following events, whether through a single transaction or series of related transactions:  (a) any consolidation or merger of MeiYa with or into another Person; (b) the sale of all or substantially all of MeiYa’s non-cash assets to another Person; (c) the sale of all or substantially all of MeiYa's voting equity to any other Persons; and (d) the voluntary or involuntary liquidation, dissolution or winding up of the affairs of MeiYa.

“MeiYa TTA 68-50” shall have the meaning set forth in Section 4.3(a)(i) of this Agreement.

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[***]

“Micron” shall have the meaning set forth in the preamble to this Agreement.

“MNL” shall have the meaning set forth in the preamble to this Agreement.

“Mutual Confidentiality Agreement” means that certain First Amended and Restated Mutual Confidentiality Agreement effective as of April 21, 2008 among Micron, MNL and NTC, as joined by MeiYa pursuant to the Joinder of Joint Venture Company by MeiYa, dated May 13, 2008.

“Non-Suit Agreement” means that certain Non-Suit Agreement between Micron and NTC, dated April 21, 2008.

“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.

“Restricted Activities Side Letter” means that certain Restricted Activities Side Letter between Micron and NTC, dated April 21, 2008.

“Qimonda” shall have the meaning set forth in Recital B to this Agreement.

“Qimonda B.V.” shall have the meaning set forth in Recital B to this Agreement.

“Qimonda / MNL Share Purchase Agreement” shall have the meaning set forth in Recital B to this Agreement.

“ROC” shall have the meaning set forth in the preamble to this Agreement.

“Taiwan” shall have the meaning set forth in the preamble to this Agreement.

“Technology Transfer and License Agreement” means that certain Technology Transfer and License Agreement between Micron and NTC, dated April 21, 2008.

“TTA 68-50” shall have the meaning set forth in Section 5.7 of this Agreement.

1.2 Certain Interpretive Matters.

(a) Unless the context requires otherwise, (i) all references to Sections, Articles or Exhibits are to Sections, Articles or Exhibits of or to this Agreement, (ii) words in the singular include the plural and vice versa, (iii) the term “including” means “including without limitation,” and (iv) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual Section or portion hereof.  All references to “$” or dollar amounts will be to lawful currency of the United States of America.  All references to “day” or “days” mean calendar days.

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(b) No provision of this Agreement will be interpreted in favor of, or against, any party hereto by reason of the extent to which (i) such party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE 2
MEIYA JV DOCUMENTS REMAINING IN PLACE WITHOUT MODIFICATION

2.1 Technology Transfer and License Agreement for 68-50 nm Process Nodes.  The Technology Transfer and License Agreement for 68-50 nm Process Nodes between Micron and NTC, dated April 21, 2008, will remain in effect and intact without modification following the 2nd Closing, the MeiYa Rollup and the MeiYa Dissolution.

2.2 Patent Assignment.  The Patent Assignment Agreement between Micron and NTC, dated June 6, 2008, will remain in effect and intact without modification following the 2nd Closing, the MeiYa Rollup and the MeiYa Dissolution.

2.3 Micron Guaranty Agreement.  The Micron Guaranty Agreement between Micron and NTC, dated April 21, 2008, will remain in effect and intact with respect to any provisions of the MeiYa Joint Venture Agreement that then remain in effect.

ARTICLE 3
MEIYA JV DOCUMENTS TO BE AMENDED AS OF THE 2ND CLOSING

3.1 Mutual Confidentiality Agreement.  On the date of the 2nd Closing, Micron, MNL, NTC, MeiYa and IMI will enter into a Second Amended and Restated Mutual Confidentiality Agreement, substantially in the form attached hereto as Exhibit A, to amend the Mutual Confidentiality Agreement.

3.2 JDP Agreement.  On the date of the 2nd Closing, Micron and NTC will enter into an Amended and Restated Joint Development Program Agreement, substantially in the form attached hereto as Exhibit B, to amend the JDP Agreement.

3.3 Restricted Activities Side Letter.  On the date of the 2nd Closing, Micron and NTC will enter into an Amended and Restated Restricted Activities Side Letter, substantially in the form attached hereto as Exhibit C, to amend the Restricted Activities Side Letter.

3.4 Non-Suit Agreement.  On the date of the 2nd Closing, Micron and NTC will enter into an Amended and Restated Non-Suit Agreement, substantially in the form attached hereto as Exhibit D, to amend the Non-Suit Agreement.

3.5 Technology Transfer and License Agreement.  On the date of the 2nd Closing, Micron and NTC will enter into an Amended and Restated Technology Transfer and License Agreement, substantially in the form attached hereto as Exhibit E, to amend the Technology Transfer and License Agreement.

3.6 Manufacturing Fab Cooperation Agreement.  On the date of the 2nd Closing, Micron and NTC will enter into an Amended and Restated Manufacturing Fab Cooperation Agreement, substantially in the form attached hereto as Exhibit F, to amend the Manufacturing Fab Cooperation Agreement.

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ARTICLE 4
MEIYA JV DOCUMENTS TO BE TERMINATED

4.1 MeiYa JV Documents Terminated as of the 2nd Closing.

(a) Corporate Opportunities Side Letter.  The Corporate Opportunities Side Letter between Micron and NTC, dated April 21, 2008, is hereby terminated effective as of the 2nd Closing; provided that any provisions that, pursuant to such Corporate Opportunities Side Letter, are expressly stated to survive termination shall so survive.

4.2 MeiYa JV Document Terminated as of the MeiYa Rollup.

(a) Supply Agreement.  The Supply Agreement among Micron, NTC and MeiYa, dated June 6, 2008, is hereby terminated effective as of the MeiYa Rollup, including all provisions that, pursuant to such Supply Agreement, are expressly stated to survive termination, except for Article 7 and Sections 10.3, 11.3 and 11.5 – 11.14 which shall survive such termination.

(b) Micron Assigned Employee Agreement.  The Micron Assigned Employee Agreement between Micron and MeiYa, dated June 6, 2008, is hereby terminated effective as of the MeiYa Rollup; provided that any provisions that, pursuant to such Micron Assigned Employee Agreement, are expressly stated to survive termination shall so survive.

(c) NTC Assigned Employee Agreement.  The NTC Assigned Employee Agreement between NTC and MeiYa, dated June 6, 2008, is hereby terminated effective as of the MeiYa Rollup; provided that any provisions that, pursuant to such NTC Assigned Employee Agreement, are expressly stated to survive termination shall so survive.

4.3 MeiYa JV Documents Terminated as of the earlier of (x) the MeiYa Rollup and (y) the date that is six (6) months following the date of the 2nd Closing.

(a) Technology Transfer Agreement for 68-50 nm Process Nodes.

(i) The Technology Transfer Agreement for 68-50 nm Process Nodes between Micron and MeiYa, dated May 13, 2008 (the “MeiYa TTA 68-50”), is hereby terminated effective as of the earlier of (i) the MeiYa Rollup and (ii) the date that is six (6) months following the date of the 2nd Closing; provided that any provisions that, pursuant to the MeiYa TTA 68-50, are expressly stated to survive termination shall so survive; and provided, further, that [***].

(ii) Effective as of the 2nd Closing, the [***].

(b) Technology Transfer Agreement.  The Technology Transfer Agreement by and among Micron, NTC and MeiYa, dated May 13, 2008, is hereby terminated effective as of the earlier of (i) the MeiYa Rollup and (ii) the date that is six (6) months following the date of the 2nd Closing; provided that any provisions that, pursuant to such Technology Transfer Agreement, are expressly stated to survive termination shall so survive.

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4.4 MeiYa JV Documents Terminated as of the MeiYa Dissolution.

(a) Master Agreement.  The Master Agreement between Micron and NTC, dated April 21, 2008, is hereby terminated effective as of the MeiYa Dissolution.

(b) Master Agreement Disclosure Letter.  The Master Agreement Disclosure Letter by Micron and agreed to by NTC, dated April 21, 2008, is hereby terminated effective as of the MeiYa Dissolution.

(c) Master Agreement Exhibits Side Letter.  The Master Agreement Exhibits Side Letter by Micron and agreed to by NTC, dated April 21, 2008, is hereby terminated effective as of the MeiYa Dissolution.

(d) Litigation Side Letter.  The Litigation Side Letter by Micron and agreed to by NTC, dated April 21, 2008, is hereby terminated effective as of the MeiYa Dissolution.

(e) Joint Venture Agreement.  The Joint Venture Agreement between MNL and NTC, dated April 21, 2008, (the “MeiYa Joint Venture Agreement”) is hereby terminated effective as of the MeiYa Dissolution; provided that (i) any provisions that, pursuant to the MeiYa Joint Venture Agreement, are expressly stated to survive termination shall so survive, and (ii) the second and third sentences of Section 8.1(a) of the MeiYa Joint Venture Agreement shall survive and shall be amended as follows:

If any current employee of NTC and/or the Joint Venture Company who was continuously employed by NTC during the twelve-month period ending June 6, 2008 (i) permanently transfers to Inotera Memories, Inc. (“Inotera”) no later than December 31, 2008, and (ii) such employee has worked on a full-time basis for the Joint Venture Company and/or Inotera during the period from August 1, 2008 to August 1, 2009 (even if, prior to December 31, 2008, such work was performed as an employee of NTC and not technically as an employee of the Joint Venture Company and/or Intera) and has not delivered to the Joint Venture Company or Inotera, or received from the Joint Venture Company or Inotera, a notice of termination, then NTC shall (x) invoice the Joint Venture Company for an amount equal to such employee’s base salary for the six (6) months prior to such transfer from NTC and (y) provide the Joint Venture Company and MNL with reasonably detailed information supporting the requirements set forth above and the invoiced amount.  Within thirty (30) days of receiving such an invoice and such supporting information from NTC, the Shareholders shall use commercially reasonable efforts to cause the Joint Venture Company to pay the invoiced amounts to NTC.  The Shareholders shall not cause the Joint Venture Company to make a capital reduction, dividend payment or distribution to the Shareholders if such capital reduction, dividend or distribution would cause the Joint Venture Company to have insufficient funds to pay its obligations under the immediately preceding sentence.

(f) Services Agreement. The Services Agreement between NTC and MeiYa, dated June 6, 2008, is hereby terminated effective as of the MeiYa Dissolution.

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ARTICLE 5
IMI JV DOCUMENTS TO BE ENTERED INTO AS OF THE 2ND CLOSING

5.1 Joint Venture Agreement.  On the date of the 2nd Closing, MNL and NTC will enter into a Joint Venture Agreement, substantially in the form attached hereto as Exhibit G.

5.2 Micron Guaranty Agreement.  On the date of the 2nd Closing, Micron and NTC will enter into a Guaranty Agreement, substantially in the form attached hereto as Exhibit H.

5.3 Facilitation Agreement.  On the date of the 2nd Closing, MNL, NTC and IMI will enter into a Facilitation Agreement, substantially in the form attached hereto as Exhibit I.

5.4 Supply Agreement.  On the date of the 2nd Closing, Micron, NTC and IMI will enter into a Supply Agreement, substantially in the form attached hereto as Exhibit J.

5.5 Micron Assigned Employee Agreement.  On the date of the 2nd Closing, Micron and IMI will enter into a Micron Assigned Employee Agreement, substantially in the form attached hereto as Exhibit K.

5.6 NTC Assigned Employee Agreement.  On the date of the 2nd Closing, NTC and IMI will enter into a NTC Assigned Employee Agreement, substantially in the form attached hereto as Exhibit L.

5.7 Technology Transfer Agreement for 68-50 nm Process Nodes.  That certain Technology Transfer Agreement for 68-50 nm Process Nodes between Micron and IMI, dated October 11, 2008 (the “TTA 68-50”), will become effective, in accordance with its terms, on the date of the 2nd Closing.

5.8 Technology Transfer Agreement.  On the date of the 2nd Closing, Micron, NTC and IMI will enter into a Technology Transfer Agreement, substantially in the form attached hereto as Exhibit M.

5.9 Corporate Opportunities Side Letter.  On the date of the 2nd Closing, Micron and NTC will enter into a Corporate Opportunities Side Letter, substantially in the form attached hereto as Exhibit N.

ARTICLE 6
MISCELLANEOUS

6.1 Severability.  Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force and effect in all other respects.  Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby.  If such circumstances arise, the parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

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6.2 Third Party Rights.  Nothing in this Agreement, whether express or implied, is intended, or shall be construed, to confer, directly or indirectly, upon or give to any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

6.3 Amendment.  This Agreement may not be modified or amended except by a written instrument executed by, or on behalf of, each of the parties hereto, except that the provisions relating to (a) the continuance, amendment or termination of the MeiYa JV Documents referenced in Articles 2, 3 and 4 may be modified or amended by a written instrument executed by, or on behalf of, all of the Old JV Parties that are parties thereto and (b) the entering into the IMI JV Documents referenced in Article 5 may be modified or amended by a written instrument executed by, or on behalf of, all of the New JV Parties that are contemplated to be parties thereto.

6.4 Entire Agreement.  This Agreement, together with the Exhibits hereto and the agreements and instruments expressly provided for herein, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

6.5 Choice of Law.  This Agreement shall be governed by and construed in accordance with the laws of the ROC, without giving effect to its conflict of laws principles.

6.6 Jurisdiction; Venue.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the Taipei District Court, located in Taipei, Taiwan, and each of the parties hereto hereby consents and submits to the exclusive jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

6.7 Headings.  The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

6.8 Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Agreement has been duly executed by, and on behalf of, the parties hereto as of the date first written above.

MICRON TECHNOLOGY, INC.

By:	/s/ D. Mark Durcan
D. Mark Durcan
President and Chief Operating Officer

THIS IS A SIGNATURE PAGE FOR THE MASTER AGREEMENT ENTERED
INTO AMONG MICRON, MNL, NTC, MEIYA AND IMI

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MICRON SEMICONDUCTOR B.V.

By:	/s/ Thomas L. Laws
Thomas L. Laws
Managing Director A

By:	/s/ Stefan Boermans / /s/ Clemens van den Broek
Name: Stefan Boermans / Clemens van den Broek
Title Trust International Management(T.I.M.) B.V.
Managing Director B

THIS IS A SIGNATURE PAGE FOR THE MASTER AGREEMENT ENTERED
INTO AMONG MICRON, MNL, NTC, MEIYA AND IMI

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Jih Lien
Jih Lien
President

THIS IS A SIGNATURE PAGE FOR THE MASTER AGREEMENT ENTERED
INTO AMONG MICRON, MNL, NTC, MEIYA AND IMI

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MEIYA TECHNOLOGY CORPORATION

By:	/s/ David Tsou
Name: David Tsou
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE MASTER AGREEMENT ENTERED
INTO AMONG MICRON, MNL, NTC, MEIYA AND IMI

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INOTERA MEMORIES, INC.

By:	/s/ Joseph Hsieh
Name: Joseph Hsieh
Title: Supervisor

THIS IS A SIGNATURE PAGE FOR THE MASTER AGREEMENT ENTERED
INTO AMONG MICRON, MNL, NTC, MEIYA AND IMI

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